MH Elite Portfolio of Funds Trust

MH Elite Income Fund of Funds

Schedule of Investments

March 31, 2026 (Unaudited)

Mutual Funds (93.7%)	Shares	Value

Dodge & Cox Global Bond Class I	75,930	$ 846,619
Fidelity Select Utilities Portfolio	5,949	837,426
Eaton Vance Strategic Income Class I	121,255	825,749
Dodge & Cox Income Class I	63,792	811,436
Artisan High Income Advisor Class	89,795	804,561
BBH Income Class I	88,398	784,973
PIMCO Income Class I	71,705	772,984
Fidelity Multi-Asset Income	47,102	739,029
PIMCO Inflation Response Multi-Asset Class I	76,328	732,749
Eaton Vance Emerging Markets Debt Opportunities Class I	86,605	717,090
Permanent Portfolio Oermanent Class I	8,626	676,337
Franklin Convertible Securities Advisor Class	28,675	672,722
Vanguard Tax-Managed Balance Admiral Class	13,833	662,035
BrandywineGLOBAL High Yield Class I	61,977	612,329
Fidelity Floating Rate High Income	65,684	588,532
PIMCO Low Duration Income Class I	65,057	533,464
BBH Limited Duration Class I	44,625	466,777
BNY Mellon Floating Rate Income Class I	40,577	432,146
T Rowe Price Floating Rate	43,956	398,242
T Rowe Price Global Multi-Sector Bond Investor Class	34,369	340,596

Total Mutual Funds (Cost $ 12,701,800)		13,255,796

Short-Term Securities (4.7%)

Fidelity Institutional Money Market Government Portfolio Class I (Cost $ 663,441)		663,441

Total Short-term Securities		663,441

Total Investments in Securities (Cost $ 13,365,241) (98.4%)		13,919,237

Net Other Assets and Liabilities (1.6%)		232,061

Net Assets (100%)		$ 14,151,298

As of March 31, 2026 the investment cost and aggregate unrealized appreciation and depreciation on investments for federal income tax purposes were as follows:

Cost of investment securities	$12,701,800
Unrealized appreciation	776,287
Unrealized depreciation	222,291
Net unrealized appreciation (depreciation)	553,996

MH Elite Portfolio of Funds Trust

MH Elite Income Fund of Funds

March 31, 2026 (Unaudited)

Security Valuation - ASC 820 (formerly Statement of Financial Accounting Standards No. 157) establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value measurements.  The topic establishes a fair value hierarchy that distinguishes between (1) market participant assumptions developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) the reporting entity’s own assumptions about market participant assumptions developed based on the best information available in the circumstances (unobservable inputs).

All securities purchased by the Funds trade on national stock exchanges, are liquid and have closing prices that are readily available for use in pricing the Funds’ securities on a daily basis.  Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – Significant unobservable inputs (including Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Funds’ net assets as of March 31, 2026:

MH Elite Income Fund of Funds

Description	Level 1 – Quoted prices	Level 2 – Other significant observable inputs	Level 3 – Significant unobservable inputs	Total
Mutual Funds	$ 13,255,796	-	-	$ 13,255,796
Short Term Investments	663,441	-	-	663,441
Total Investments in Securities	$ 13,919,237	-	-	$ 13,919,237

For additional information on the Fund’s policy regarding the valuation of investments and other significant accounting policies, please refer to the Fund’s most recent financial statements included in its semi-annual or annual report to shareholders.

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